                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

                CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

                  This Contribution, Conveyance and Assumption Agreement (this "Agreement") dated effective as of October 31, 2002, is entered into by and among Martin Resource Management Corporation, a Texas corporation ("MRMC"), Martin Resource LLC, a Delaware limited liability company ("Martin LLC"), Martin Midstream GP LLC, a Delaware limited liability company (the "GP"), Martin Midstream Partners L.P., a Delaware limited partnership (the "MLP"), Martin Operating GP LLC, a Delaware limited liability company (the "Operating GP"), Martin Operating Partnership L.P., a Delaware limited partnership (the "Operating Partnership"), Martin Gas Marine LLC, a Texas limited liability company ("Marine LLC"), Martin Resources, Inc., a Texas corporation ("Resources"), Martin L.P. Gas, Inc., a Texas corporation ("MLP Gas"), Martin Gas Sales LLC, a Texas limited liability company ("MGSLLC"), Martin Transport, Inc., a Texas corporation ("Transport"), CF Martin Sulphur Holding Corporation, a Nevada corporation ("CFM-SHC"), and Midstream Fuel Service LLC, an Alabama limited liability company ("Midstream LLC").

                                    RECITALS

                  WHEREAS, prior to the date hereof, MRMC formed Martin LLC, as a wholly-owned direct subsidiary, which in turn formed the GP, and contributed $1,000 to it as a capital contribution in exchange for all of the membership interests in the GP;

                  WHEREAS, in turn Martin LLC and the GP formed the MLP, with the GP contributing $20 to it as a capital contribution in exchange for a 2% general partner interest and Martin LLC contributing $980 to it as a capital contribution in exchange for a 98% limited partner interest in the MLP;

                  WHEREAS, in turn Martin LLC formed the Operating GP, and contributed $1,000 to it as a capital contribution in exchange for all of the membership interests in the Operating GP;

                  WHEREAS, in turn Martin LLC and the Operating GP formed the Operating Partnership, with the Operating GP contributing $1.00 in exchange for a 0.1% general partner interest and Martin LLC contributing $999.0 in exchange for a 99.9% limited partner interest in the Operating Partnership;

                  WHEREAS, Martin Gas Sales, Inc., a Texas corporation, converted under Texas law into MGSLLC;

                  WHEREAS, Midstream Fuel Services, Inc., an Alabama corporation, converted under Alabama law into Midstream LLC;

                  WHEREAS, Martin Gas Marine, Inc., a Texas corporation, converted under Texas law into Marine LLC;

                  WHEREAS, each of the following transactions shall occur as of 12:01 A.M. Eastern Time on November 1, 2002, or on such other date prior to the day of the closing of the offering of Common Units of the MLP (the "Closing") as is mutually agreed upon by the parties hereto:

                  1. MRMC will contribute all of the outstanding membership interests in Marine LLC (the "Marine Interest") and all of the outstanding common stock of Resources (the "Resources Common Stock") to Martin LLC as a capital contribution.

                  2. MGSLLC will contribute all of the outstanding common stock (the "MLP Gas Common Stock") of MLP Gas to the Operating Partnership in exchange for a 1.14% limited partner interest in the Operating Partnership;

                  3. Martin LLC will contribute the Marine Interest and the Resources Common Stock to the Operating Partnership in exchange for a 50.13% limited partner interest in the Operating Partnership;

                  4. The Operating Partnership will cause each of Resources and MLP Gas to merge with and into the Operating Partnership, with the Operating Partnership being the surviving entity.

                  5. MGSLLC will contribute to the Operating Partnership (i) certain LPG Assets, as set forth in the Bill of Sale described in Section 2.6 below, (ii) certain real property and assets associated with the Mt. Belview Railrack facility, (iii) all assets and property at MGSLLC's facility at 4118 Pendola Point Road, Tampa, Florida, including that certain Ground Lease Agreement between MGSI and the Tampa Port Authority, and (iv) certain real property and assets associated with the Stanolind Terminal, (all such assets set forth in this paragraph referred to collectively as, the "LPG Assets") in exchange for a 27.10% limited partner interest in the Operating Partnership;

                  6. Midstream LLC will contribute to the Operating Partnership those assets set forth in the Bill of Sale described in Section 2.7 below (collectively, the "Tenn-Tom Towing Assets") in exchange for a 14.30% limited partner interest in the Operating Partnership;

                  7. Marine LLC will transfer to the Operating Partnership (i) a 25.05% interest in CF Martin Sulphur L.L.C. and (ii) certain office equipment and vehicles (the "Marine Retained Equipment"), as more fully described in a Bill of Sale to be executed by Marine LLC in favor of the Operating Partnership (the "Marine Retained Equipment Bill of Sale"). All of the assets and properties described in this recital are collectively referred to herein as the "Marine Retained Assets";

                  8. The Operating Partnership will distribute to Martin LLC
(i)(A) the Marine Retained Assets, as more fully described in a Bill of Sale to be executed by the Operating Partnership in favor of Martin LLC (the "Retained Assets Bill of Sale"), and (ii)(A) a 50.00% limited partner interest in Continental Sulfur Company LLC, (B) the lease for the facility located in Hondo, Texas, together with all of the improvements and assets located at such location, all as to be more fully described in an Assignment of Lease and Bill of Sale to be executed by the Operating Partnership in favor of Martin LLC (collectively, the "Hondo Conveyance Documents"), and (C) the real estate, improvements and assets comprising the facility located at Troy, Alabama, all as to be more fully described in a Special Warranty Deed and Bill of Sale to be executed by the Operating Partnership in favor of Martin LLC (collectively, the "Troy Conveyance Documents"). All of the assets and properties described in this recital are collectively referred to herein as the "Retained Assets";

                  WHEREAS, on October 30, 2002, or on such other date as is mutually agreed upon by the parties hereto, Transport shall sell the 7.3 shares of the Common Stock of CFM-SHC (the "Transport Owned Shares") held by Transport to MGSLLC in exchange for 40 shares of the Common Stock of MRMC;

                  WHEREAS, each of the following transactions shall occur as of 12:01 am Eastern Time on November 3, 2002, or on such other date as is mutually agreed upon by the parties hereto (the "Dissolution Effective Time"):

                  1. Marine LLC and MGSLLC shall cause CFM-SHC to dissolve under the laws of Nevada, and in such dissolution, CFM-SHC shall distribute its assets, including its 49.5% limited partner interest in CF Martin Sulphur L.P., on a pro rata basis to Marine LLC and MGSLLC;

                  2. MGSLLC shall contribute the interest in CF Martin Sulphur L.P. that it received upon the dissolution of CFM-SHC to the Operating Partnership in exchange for a 7.33% limited partner interest in the Operating Partnership;

                  WHEREAS, each of the following transactions shall occur as of 12:01 A.M. Eastern Time on the Closing (the "Closing Day Effective Time"):

                  1. MGSLLC will contribute its 35.57% limited partner interest in the Operating Partnership to the MLP in exchange for 1,543,797 subordinated units of the MLP representing limited partnership interests in the MLP ("Subordinated Units");

                  2. Midstream LLC will contribute its 14.30% limited partner interest in the Operating Partnership to the MLP in exchange for 620,644 Subordinated Units;

                  3. Martin LLC will contribute (i) a 2.00% limited partner interest in the Operating Partnership to the GP as a capital contribution, and
(ii) a 48.13% limited partner interest in the Operating Partnership and all of its interest in the Operating GP to the MLP in exchange for 2,088,921 Subordinated Units of the MLP;

                  4. The GP will contribute the 2.00% limited partner interest in the Operating Partnership it received from Martin LLC to the MLP in exchange for (a) a continuation of its 2.00% general partner interest in the MLP and (b) the issuance of incentive distribution rights to the GP;

                  5. The MLP will redeem the original 98% limited partner interest in the MLP held by Martin LLC for $980 in cash.

                  WHEREAS, following the Closing, the Operating Partnership will cause Marine LLC to merge with and into the Operating Partnership, with the Operating Partnership being the Surviving Entity.

                  NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the parties to this Agreement undertake and agree as follows:

                                   ARTICLE I
                                   RECORDATION

                  SECTION 1.1 RECORDATION OF EVIDENCE OF OWNERSHIP OF ASSETS. In connection with the conveyances and mergers that are referred to in the recitals to this Agreement, the parties to this Agreement acknowledge that certain jurisdictions in which the assets of the applicable parties to such conveyances and mergers are located may require that documents be recorded by the entities resulting from such conveyances and mergers in order to evidence title to the assets owned by such entities. All such documents shall evidence such new ownership and are not intended to modify, and shall not modify, any of the terms, covenants and conditions herein set forth.

                                   ARTICLE II
           MERGERS, CONTRIBUTIONS AND DISTRIBUTIONS OF VARIOUS ASSETS

                  SECTION 2.1 CONTRIBUTION OF MARINE INTEREST AND RESOURCES COMMON STOCK BY MRMC TO MARTIN LLC. At the Contribution Effective Time, MRMC hereby grants, contributes, transfers, assigns and conveys to Martin LLC, its successors and assigns, all right, title and interest in and to (i) the Marine Interest and (ii) the Resources Common Stock as a capital contribution.

                  SECTION 2.2 CONTRIBUTION OF MLP GAS COMMON STOCK TO THE OPERATING PARTNERSHIP. At the Contribution Effective Time, MGSLLC hereby grants, contributes, transfers, assigns and conveys to the Operating Partnership, its successors and assigns, all right, title and interest in and to the MLP Gas Common Stock in exchange for a 1.14% limited partner interest in the Operating Partnership.

                  SECTION 2.3 CONTRIBUTION OF MARINE INTEREST AND RESOURCES COMMON STOCK TO THE OPERATING PARTNERSHIP. At the Contribution Effective Time, Martin LLC hereby grants, contributes, transfers, assigns and conveys to the Operating Partnership, its successors and assigns, all right, title and interest in and to (i) the Marine Interest and (ii) the Resources Common Stock in exchange for a 50.13% limited partner interest in the Operating Partnership.

                  SECTION 2.4 MERGER OF RESOURCES INTO THE OPERATING PARTNERSHIP. Pursuant to the Agreement and Plan of Merger attached hereto as Exhibit A, at the Contribution Effective

Time, the Operating Partnership shall cause Resources to merge with and into the Operating Partnership, with the Operating Partnership being the surviving entity.

                  SECTION 2.5 MERGER OF MLP GAS INTO THE OPERATING PARTNERSHIP. Pursuant to the Agreement and Plan of Merger attached hereto as Exhibit B, at the Contribution Effective Time, the Operating Partnership shall cause MLP Gas to merge with and into the Operating Partnership, with the Operating Partnership being the surviving entity.

                  SECTION 2.6 CONTRIBUTION OF LPG ASSETS BY MGSLLC TO THE OPERATING PARTNERSHIP. At the Contribution Effective Time, MGSLLC hereby grants, contributes, transfers, assigns and conveys to the Operating Partnership, its successors and assigns, all right, title and interest in and to the LPG Assets, and the Operating Partnership hereby accepts the LPG Assets in exchange for a 27.10% limited partner interest in the Operating Partnership. In order to give full effect to the foregoing grant, contribution, transfer, assignment and conveyance, MGSLLC, as grantor, and the Operating Partnership, as grantee, shall execute a Bill of Sale in the form attached hereto as Exhibit C together with such other bills of sale, special warranty deeds, conveyances or other documents required to transfer the LPG Assets in the jurisdictions in which they are located.

                  SECTION 2.7 CONTRIBUTION OF TENN-TOM TOWING ASSETS BY MIDSTREAM LLC TO THE OPERATING PARTNERSHIP. At the Contribution Effective Time, Midstream LLC hereby grants, contributes, transfers, assigns and conveys to the Operating Partnership, its successors and assigns, all right, title and interest in and to the Tenn-Tom Towing Assets, and the Operating Partnership hereby accepts the Tenn-Tom Towing Assets in exchange for a 14.30% limited partner interest in the Operating Partnership. In order to give full effect to the foregoing grant, contribution, transfer, assignment and conveyance, Midstream LLC, as grantor, and the Operating Partnership, as grantee, shall execute a Bill of Sale in the form attached hereto as Exhibit D together with any other bills of sale, conveyances or other documents required by the United States Department of Transportation or the United States Coast Guard to transfer the Tenn-Tom Towing Assets.

                  SECTION 2.8 DISTRIBUTION OF THE MARINE RETAINED ASSETS BY MARINE LLC TO THE OPERATING PARTNERSHIP. At the Contribution Effective Time, Marine LLC hereby grants, distributes, transfers, assigns and conveys to the Operating Partnership, its successors and assigns, all right, title, and interest in and to the Marine Retained Assets. In order to give effect to the foregoing grant, distribution, transfer, assignment and conveyance, Marine LLC, as grantor, and the Operating Partnership, as grantee, shall execute (i) such assignment documents as are necessary to transfer the 25.050% interest in CF Martin Sulphur L.L.C. and (ii) the Marine Retained Equipment Bill of Sale, together with any other bills of sale, conveyances or other documents as are necessary to transfer the Marine Retained Assets to the Operating Partnership.

                  SECTION 2.9 DISTRIBUTION OF THE RETAINED ASSETS BY THE OPERATING PARTNERSHIP TO MARTIN LLC. At the Contribution Effective Time, the Operating Partnership hereby grants, distributes, transfers, assigns and conveys to Martin LLC, its successors and assigns, all right, title, and interest in and to the Retained Assets. In order to give full effect to the foregoing grant, distribution, transfer, assignment and conveyance, the Operating

Partnership, as grantor, and Martin LLC, as grantee, shall execute (i) such assignment documents as are necessary to transfer the 25.050% interest in CF Martin Sulphur L.L.C., (ii) the Retained Assets Bill of Sale, (iii) the Hondo Conveyance Documents, and (iv) the Troy Conveyance Documents, together with any other bills of sale, conveyances or other documents as are necessary to transfer the Retained Assets.

                  SECTION 2.10 PURCHASE OF TRANSPORT OWNED SHARES BY MGSLLC FROM TRANSPORT. On October 30, 2002, or such other date as is mutually agreed upon by the parties hereto, Transport hereby grants, contributes, transfers, assigns and conveys to MGSLLC, its successors and assigns, all right, title and interest in an to the Transport Owned Shares in exchange for 40 shares of the Common Stock of MRMC.

                  SECTION 2.11 DISSOLUTION AND LIQUIDATION OF CFM-SHC. At the Dissolution Effective Time, CFM-SHC shall liquidate, and hereby grants, distributes, transfers, assigns and conveys to each of Marine LLC and MGSLLC, their successors and assigns, on a pro-rata basis in accordance with the percentage ownership that each of Marine LLC and MGSLLC hold in CFM-SHC, all right, title and interest in and to all assets held by CFM-SHC, including its 49.5% limited partner interest in CF Martin Sulphur L.P.

                  SECTION 2.12 CONTRIBUTION OF CF MARTIN SULPHUR L.P. LIMITED PARTNER INTEREST BY MGSLLC TO THE OPERATING PARTNERSHIP. At the Dissolution Effective Time, MGSLLC hereby grants, contributes, transfers, assigns and conveys to the Operating Partnership, its successors and assigns, all right, title and interest in an to the limited partner interest in CF Martin Sulphur L.P. that it received pursuant to Section 2.11 in exchange for a 7.33% limited partner interest in the Operating Partnership.

                  SECTION 2.13 CONTRIBUTION OF OPERATING PARTNERSHIP INTEREST BY MGSLLC TO THE MLP. At the Closing Day Effective Time, MGSLLC hereby grants, contributes, transfers, assigns and conveys to the MLP, its successors and assigns, all right, title and interest of MGSLLC in and to all of its 35.57% limited partner interest in the Operating Partnership in exchange for 1,543,797 Subordinated Units of the MLP.

                  SECTION 2.14 CONTRIBUTION OF OPERATING PARTNERSHIP INTEREST BY MIDSTREAM LLC TO THE MLP. At the Closing Day Effective Time, Midstream LLC hereby grants, contributes, transfers, assigns and conveys to the MLP, its successors and assigns, all right, title and interest of Midstream LLC in and to its 14.30% limited partner interest in the Operating Partnership in exchange for 620,644 Subordinated Units of the MLP.

                  SECTION 2.15 CONTRIBUTION OF OPERATING PARTNERSHIP INTEREST BY MARTIN LLC TO THE GP. At the Closing Day Effective Time, Martin LLC hereby grants, contributes, transfers, assigns and conveys to the GP, its successors and assigns, all right, title and interest of Martin LLC in and to a 2.00% limited partner interest in the Operating Partnership as a contribution to the capital of the GP.

                  SECTION 2.16 CONTRIBUTION OF OPERATING PARTNERSHIP INTEREST BY THE GP TO THE MLP. At the Closing Day Effective Time, the GP hereby grants, contributes, transfers, assigns and conveys to the MLP, its successors and assigns, all right, title and interest of the GP in and to the 2.00% limited partner interest in the Operating Partnership that it received from Martin LLC (following the transaction set forth in Section 2.15 above) in exchange for (a) a continuation of its 2% general partner interest in the MLP and (b) the issuance to it by the MLP of the incentive distribution rights under the First Amended and Restated Agreement of Limited Partnership of the MLP.

                  SECTION 2.17 CONTRIBUTION OF OPERATING PARTNERSHIP INTEREST AND THE OPERATING GP INTEREST BY MARTIN LLC TO THE MLP. At the Closing Day Effective Time, Martin LLC hereby grants, contributes, transfers, assigns and conveys to the MLP, its successors and assigns, all right, title and interest of Martin LLC in and to (a) all of the remaining 48.13% limited partner interest in the Operating Partnership held by Martin LLC and (b) the 100% membership interest in the Operating GP held by Martin LLC to the MLP in exchange for 2,088,921 Subordinated Units of the MLP.

                  SECTION 2.18 REDEMPTION OF MARTIN LLC'S LIMITED PARTNER INTEREST IN THE MLP. At the Closing Day Effective Time, the MLP hereby redeems from Martin LLC all of Martin LLC's original 98% limited partner interest in the MLP (exclusive of any Subordinated Units or other interests that Martin LLC has received pursuant to the terms of this Article II), and in exchange therefore, the MLP hereby pays to Martin LLC $980 in cash.

                  SECTION 2.19 MERGER OF MARINE LLC INTO THE OPERATING PARTNERSHIP. Pursuant to the Agreement and Plan of Merger attached hereto as Exhibit E, at the effective time set forth in such Agreement and Plan of Merger, the Operating Partnership shall cause Marine LLC to merge with and into the Operating Partnership, with the Operating Partnership being the surviving entity.

                                  ARTICLE III
                        ASSUMPTION OF CERTAIN LIABILITIES

                  SECTION 3.1 ASSUMPTION OF LIABILITIES AND OBLIGATIONS BY THE OPERATING PARTNERSHIP AND THE MLP.

                  (a) In connection with the contribution of the Tenn-Tom Towing Assets by Midstream LLC and the LPG Assets by MGSLLC to the Operating Partnership, as well as all of the assets (other than the Retained Assets) acquired by the Operating Partnership in connection with the mergers of Marine LLC, Resources and MLP Gas into the Operating Partnership, the Operating Partnership hereby assumes and agrees to duly and timely pay, perform and discharge all obligations and liabilities incurred with respect to the Contributed Assets, that arise from and after the date of this Agreement, to the full extent that either Midstream LLC, MGSLLC, Marine LLC, Resources or MLP Gas would have been obligated to pay, perform and discharge such obligations and liabilities in the future, were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge such obligations and liabilities shall not increase the obligation of the Operating Partnership with respect to such obligations and liabilities beyond that of any of Midstream as to the Tenn-Tom Towing Assets, MGSLLC as to the LPG Assets, or Marine LLC, Resources or MLP Gas as to the assets (other than the Retained Assets) acquired by the Operating Partnership in connection with such mergers, to the extent of such interest conveyed by any of Midstream LLC, MGSLLC, Marine LLC, Resources or MLP Gas. For purposes of this Agreement, the term "Contributed Assets" shall mean, collectively, the Tenn-Tom Towing Assets, the LPG Assets and all of the assets acquired by the Operating Partnership in connection with the mergers of Marine LLC, Resources and MLP Gas, but excluding the Retained Assets.

                  (b) In connection with the transfers of the Contributed Assets to the Operating Partnership, and the transfers of the Operating Partnership interests to the MLP, the Operating Partnership and the MLP will assume the existing debt as set forth on Schedule 3.1 attached hereto.

                                   ARTICLE IV
                                  TITLE MATTERS

                  SECTION 4.1 ENCUMBRANCES. The distributions of the Contributed Assets in connection with the mergers of Marine LLC, Resources and MLP Gas into the Operating Partnership, under this Agreement are made expressly subject to all recorded and unrecorded liens, encumbrances, agreements, defects, restrictions, adverse claim and all laws, rules, regulations, ordinances, judgments and orders of governmental authorities or tribunals having or asserting jurisdiction over the applicable Contributed Assets, and operations conducted in connection therewith, in each case to the extent the same are valid and enforceable and affect such Contributed Assets, including, without limitation, (a) all matters that a current visual inspection of such Contributed Assets would reflect, and (b) the liabilities assumed by the Operating Partnership with respect to such Contributed Assets.

                  SECTION 4.2 Disclaimer of Warranties; Subrogation; Waiver of Bulk Sales Laws.

                  (a) (i) NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, THE MLP AND THE OPERATING PARTNERSHIP ACKNOWLEDGE AND AGREE THAT MRMC, MIDSTREAM LLC, MGSLLC, MARINE LLC, RESOURCES, AND MLP GAS HAVE NOT MADE, DO NOT MAKE, AND SPECIFICALLY NEGATE AND DISCLAIM, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, PAST OR PRESENT (ALL OF WHICH ARE EXPRESSLY DISCLAIMED BY MRMC, MIDSTREAM LLC, MGSLLC, MARINE LLC, RESOURCES AND MLP GAS), REGARDING (1) THE TITLE, VALUE, NATURE, QUALITY OR CONDITION OF THE CONTRIBUTED ASSETS, (2) THE INCOME TO BE DERIVED FROM THE CONTRIBUTED ASSETS, (3) THE SUITABILITY OF THE CONTRIBUTED ASSETS FOR ANY AND ALL ACTIVITIES AND USES WHICH THE MLP MAY CONDUCT THEREON, (4) THE COMPLIANCE OF OR BY THE CONTRIBUTED ASSETS, OR THEIR

         OPERATIONS WITH ANY LAWS (INCLUDING WITHOUT LIMITATION ANY ZONING, ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS), OR (5) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE CONTRIBUTED ASSETS.

                  (ii) THE MLP AND THE OPERATING PARTNERSHIP ACKNOWLEDGE AND AGREE THAT THEY HAVE HAD THE OPPORTUNITY TO INSPECT THE CONTRIBUTED ASSETS, AND THAT THEY ARE RELYING SOLELY ON THEIR OWN INVESTIGATION OF THE CONTRIBUTED ASSETS, AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY MRMC, MIDSTREAM LLC, MGSLLC, MARINE LLC, RESOURCES OR MLP GAS. MRMC, MIDSTREAM LLC, MGSLLC, MARINE LLC, RESOURCES AND MLP GAS ARE NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE CONTRIBUTED ASSETS, FURNISHED BY ANY AGENT, EMPLOYEE, SERVANT OR THIRD PARTY.

                  (iii) THE MLP AND THE OPERATING PARTNERSHIP ACKNOWLEDGE THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE CONTRIBUTION OF THE CONTRIBUTED ASSETS, AS PROVIDED FOR HEREIN IS MADE ON AN "AS IS", "WHERE IS" BASIS WITH ALL FAULTS AND THE CONTRIBUTED ASSETS, ARE CONTRIBUTED OR DISTRIBUTED AND CONVEYED BY MIDSTREAM, MGSI, MARINE LLC, RESOURCES AND MLP GAS SUBJECT TO THE FOREGOING. THIS PARAGRAPH SHALL SURVIVE SUCH CONTRIBUTION OR DISTRIBUTION AND CONVEYANCE OR THE TERMINATION OF THIS AGREEMENT.

                  (iv) THE PROVISIONS OF THIS SECTION 4.2 HAVE BEEN NEGOTIATED BY MRMC, MIDSTREAM LLC, MGSLLC, MARINE LLC, RESOURCES, MLP GAS, THE MLP AND THE OPERATING PARTNERSHIP AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES OF MRMC, MIDSTREAM LLC, MGSLLC, MARINE LLC, RESOURCES AND MLP GAS, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE CONTRIBUTED ASSETS, THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE.

                  (b) The distributions and contributions of the Contributed Assets, made under this Agreement are made with full rights of substitution and subrogation of the Operating Partnership, and all persons claiming by, through and under the Operating Partnership, to the extent assignable, in and to all covenants and warranties by the predecessors-in-title of Midstream LLC, MGSLLC, Marine LLC, Resources and MLP Gas, and with full subrogation of all rights accruing under applicable statutes of limitation and all rights of action of warranty against all former owners of the Contributed Assets.

                  (c) Midstream LLC, MGSLLC, Marine LLC, Resources, MLP Gas, the MLP, the GP, the Operating Partnership and Operating GP agree that the disclaimers contained in this Section 4.2 are "conspicuous" disclaimers. Any covenants implied by statute or law by the use of the words "grant," "convey," "bargain," "sell," "assign," "transfer," "deliver," or "set over" or any of them or any other words used in this Agreement or any exhibits hereto are hereby expressly disclaimed, waived or negated.

                  (d) Each of the parties hereto hereby waives compliance with any applicable bulk sales law or any similar law in any applicable jurisdiction in respect of the transactions contemplated by this Agreement. "Laws" means any and all laws, statutes, ordinances, rules or regulations promulgated by a governmental authority, orders of a governmental authority, judicial decisions, decisions of arbitrators or determinations of any governmental authority or court.

                                   ARTICLE V
                               FURTHER ASSURANCES

                  SECTION 5.1 FURTHER ASSURANCES. From time to time after the date hereof, and without any further consideration, Midstream LLC, MGSLLC, Martin LLC, the GP, the MLP, the Operating GP and the Operating Partnership shall execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate more fully and effectively to vest in the Operating Partnership and the MLP and their successors and assigns beneficial and record title to the Contributed Assets hereby contributed and assigned to the Operating Partnership or intended so to be and to more fully and effectively carry out the purposes and intent of this Agreement.

                  SECTION 5.2 OTHER ASSURANCES. From time to time after the date hereof, and without any further consideration, each of the parties to this Agreement shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement.

                                   ARTICLE VI
                                  MISCELLANEOUS

                  SECTION 6.1 HEADINGS; REFERENCES; INTERPRETATION. All article and section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words "hereof," "herein" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including without limitation, all exhibits attached hereto, and not to any particular provision of this Agreement. All references herein to articles, sections, and exhibits shall, unless the context requires a different construction, be deemed to be references to the articles, sections and exhibits of this Agreement, respectively, and all such Exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word "including" following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as "without limitation," "but not limited to," or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

                  SECTION 6.2 SUCCESSORS AND ASSIGNS. The Agreement shall be binding upon and inure to the benefit of the parties signatory hereto and their respective successors and assigns.

                  SECTION 6.3 NO THIRD PARTY RIGHTS. The provisions of this Agreement are intended to bind the parties signatory hereto as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

                  SECTION 6.4 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto.

                  SECTION 6.5 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas applicable to contracts made and to be performed wholly within such state without giving effect to conflict of law principles thereof, except to the extent that it is mandatory that the law of some other jurisdiction, shall apply.

                  SECTION 6.6 SEVERABILITY. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the parties as expressed in this Agreement at the time of execution of this Agreement.

                  SECTION 6.7 AMENDMENT OR MODIFICATION. This Agreement may be amended or modified from time to time only by the written agreement of all the parties hereto.

                  SECTION 6.8 INTEGRATION. This Agreement, together with that certain Omnibus Agreement dated of even date herewith, to be entered into by and among MRMC, certain of MRMC's subsidiaries, the MLP, the GP, the Operating Partnership and the Operating GP (the "Omnibus Agreement"), supersedes all previous understandings or agreements between the parties, whether oral or written, with respect to its subject matter. This document is an integrated agreement which contains the entire understanding of the parties. No understanding, representation, promise or agreement, whether oral or written, other than those contained in the Omnibus Agreement, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the parties hereto after the date of this Agreement.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.


                                 MARTIN RESOURCE MANAGEMENT CORPORATION


                                 By: /s/ Robert D. Bondurant
                                     Robert D. Bondurant
                                     Chief Financial Officer


                                 MARTIN MIDSTREAM GP LLC


                                 By: /s/ Robert D. Bondurant
                                     Robert D. Bondurant
                                     Chief Financial Officer


                                 MARTIN MIDSTREAM PARTNERS L.P.

                                 By: MARTIN MIDSTREAM GP LLC


                                     By: /s/ Robert D. Bondurant
                                         Robert D. Bondurant
                                         Chief Financial Officer


                                 MARTIN GAS MARINE LLC

                                 By: Martin Resource Management Corporation
                                     As Sole Member


                                     By: /s/ Robert D. Bondurant
                                         Robert D. Bondurant
                                         Chief Financial Officer

                                 MARTIN RESOURCES, INC.


                                 By: /s/ Robert D. Bondurant
                                     Robert D. Bondurant
                                     Chief Financial Officer


                                 MARTIN GAS SALES LLC


                                 By: Martin Resource Management Corporation
                                     As Sole Member


                                     By: /s/ Robert D. Bondurant
                                         Robert D. Bondurant
                                         Chief Financial Officer


                                 MARTIN L.P. GAS, INC.


                                 By: /s/ Robert D. Bondurant
                                     Robert D. Bondurant
                                     Chief Financial Officer


                                 MARTIN TRANSPORT, INC.


                                 By: /s/ Robert D. Bondurant
                                     Robert D. Bondurant
                                     Chief Financial Officer


                                 MARTIN RESOURCE LLC

                                 By: Martin Resource Management Corporation
                                     As Sole Member


                                     By: /s/ Robert D. Bondurant
                                         Robert D. Bondurant
                                         Chief Financial Officer

                                 CF MARTIN SULPHUR HOLDING CORPORATION


                                 By: /s/ Robert D. Bondurant
                                     Robert D. Bondurant
                                     Chief Financial Officer


                                 MIDSTREAM FUEL SERVICE LLC


                                 By: Martin Resource Management Corporation
                                     As Sole Member


                                     By: /s/ Ruben S. Martin, III
                                     Name: Ruben S. Martin, III
                                     Title: President


                                 MARTIN OPERATING GP LLC

                                 By: Martin Resource LLC
                                     As Sole Member

                                     By: Martin Resource Management Corporation
                                         As Sole Member

                                         By: /s/ Ruben S. Martin, III
                                             Name: Ruben S. Martin, III
                                             Title: President

                                 MARTIN OPERATING PARTNERSHIP L.P.

                                 By: Martin Operating GP LLC, its General
                                     Partner

                                     By: Martin Resource LLC,
                                         As Sole Member

                                         By: Martin Resource Management
                                             Corporation
                                             As Sole Member


                                             By: /s/ Robert D. Bondurant
                                                 Robert D. Bondurant
                                                 Chief Financial Officer

                                    EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER


                                     BETWEEN

                             MARTIN RESOURCES, INC.

                                       AND

                        MARTIN OPERATING PARTNERSHIP L.P.




                          DATED AS OF NOVEMBER 1, 2002

                          AGREEMENT AND PLAN OF MERGER


         This AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of November 1], 2002, but effective as of the Effective Time (as defined in Section 1.2), between Martin Resources, Inc., a Texas corporation ("Resources"), and Martin Operating Partnership L.P., a Delaware limited partnership (the "Partnership");

                                   WITNESSETH:

         WHEREAS, the Board of Directors of Resources has determined that it is in the best interests of Resources and its sole shareholder to effectuate a merger whereby Resources will be merged with and into the Partnership with the Partnership being the surviving entity (the "Merger");

         WHEREAS, Martin Operating GP LLC, a Delaware limited liability company and the General Partner of the Partnership (the "General Partner"), has determined that it is in the best interests of the Partnership and its partners to effectuate the Merger;

         WHEREAS, the Board of Directors of Resources and the sole member of the General Partner have each approved the Merger, upon the terms and subject to the conditions set forth in this Agreement; and

         NOW, THEREFORE, in consideration of the foregoing and of the covenants and agreements contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I
                                   THE MERGER

         Section 1.1 The Merger. Subject to the terms and conditions of this Agreement, and in accordance with the Texas Business Corporation Act (the "TBCA") and the Delaware Revised Uniform Limited Partnership Act (the "DRULPA"), at the Effective Time, Resources shall be merged with and into the Partnership in accordance with this Agreement, and the separate corporate existence of Resources shall thereupon cease. The Partnership shall continue as the surviving entity in the Merger (sometimes hereinafter referred to as the "Surviving Entity"), and all the properties, rights, privileges, powers and franchises of Resources shall vest in the Surviving Entity without any transfer or assignment having occurred, and all debts, liabilities and duties of Resources shall attach to the Surviving Entity, all in accordance with the TBCA and the DRULPA.

         Section 1.2 Filing Certificate of Merger; Effective Time. As soon as practicable following the satisfaction or, to the extent permitted by applicable law, waiver of the conditions set forth in Article IV, if this Agreement shall not have been terminated prior thereto as provided in Section 5.1, Resources and the Partnership shall cause (i) articles of merger meeting the requirements of
Section 5.04 of the TBCA (the "Articles of Merger") and (ii) a certificate of merger meeting the requirements of Section 17-211 of the DRULPA (together with the Articles of Merger, the "Merger Filings") to be properly executed and filed in accordance with each such section. The Merger shall become effective at the later of (1) the time of filing of the Merger Filings with the Secretaries of State of the States of Texas and Delaware and (2) at 12:01 Eastern time on November 1, 2002 (the "Effective Time").

                                   ARTICLE II
                                SURVIVING ENTITY

         Section 2.1 Name of Surviving Entity. The name of the Surviving Entity shall be "Martin Operating Partnership L.P."

         Section 2.2 Certificate of Limited Partnership of Surviving Entity. The Certificate of Limited Partnership of the Partnership shall continue to be the Certificate of Limited Partnership of the Surviving Entity until amended as provided therein and under the DRULPA.

                                  ARTICLE III
                          CANCELLATION OF COMMON STOCK

         Section 3.1 Cancellation of Common Stock in the Merger. At the Effective Time, by virtue of the Merger and without any action on the part of Resources or the sole shareholder of Resources, (i) each issued and outstanding share of Common Stock shall be automatically cancelled, and (ii) each issued share, if any, held by Resources as a treasury share shall be cancelled without receipt of any consideration therefor.

                                   ARTICLE IV
                              CONDITIONS PRECEDENT

         The respective obligation of each party to effect the Merger is subject to the satisfaction or waiver of the following conditions:

                  (a) None of the parties hereto shall be subject to any decree, order or injunction of a court of competent jurisdiction, U.S. or foreign, which prohibits the consummation of the Merger.

                  (b) Other than the filing of the Merger Filings provided for under Article I, all material consents, appeals, authorizations of, or filings or registrations with and notices to any governmental or regulatory authority required of Resources and the Partnership or any of their subsidiaries to consummate the Merger and the other transactions contemplated hereby, shall have been made or obtained.

                  (c) Any consents required under instruments evidencing indebtedness and any consents required under any contracts to which Resources or any subsidiary of Resources is a party, shall have been obtained.

                                   ARTICLE V
                        TERMINATION, AMENDMENT AND WAIVER

         Section 5.1 Termination. This Agreement may be terminated at any time prior to the Effective Time by action of the Board of Directors of Resources or the General Partner.

         Section 5.2 Effect of Termination. In the event of termination of this Agreement as provided in Section 5.1, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of Resources or the Partnership.

         Section 5.3 Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

         Section 5.4 Waiver. At any time prior to the Effective Time, the parties may waive compliance by the other parties with any of the agreements contained in this Agreement, or may waive any of the conditions to consummation of the Merger contained in this Agreement. Any agreement on the part of a party to any such waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

                                   ARTICLE VI
                               GENERAL PROVISIONS

         Section 6.1 Assignment; Binding Effect; Benefit. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         Section 6.2 Entire Agreement. This Agreement and any documents delivered by the parties in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon any party hereto unless made in writing and signed by all parties hereto.

         Section 6.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its rules of conflict of laws.

         Section 6.4 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

         Section 6.5 Headings. Headings of the Articles and Sections of this Agreement are for the convenience of the parties only and shall be given no substantive or interpretative effect whatsoever.

         IN WITNESS WHEREOF, Resources and the Partnership have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

                                   MARTIN RESOURCES, INC.


                                   By:
                                      -----------------------------------------
                                      Robert D. Bondurant
                                      Chief Financial Officer



                                   MARTIN OPERATING PARTNERSHIP L.P.

                                   By: Martin Operating GP LLC
                                       Its General Partner

                                       By: Martin Resource LLC
                                           Its Sole Member

                                           By: Martin Resource Management
                                               Corporation
                                               Its Sole Member


                                               By:
                                                  -----------------------------
                                                  Robert D. Bondurant
                                                  Chief Financial Officer

                                    EXHIBIT B

                          AGREEMENT AND PLAN OF MERGER


                                     BETWEEN

                              MARTIN L.P. GAS, INC.

                                       AND

                        MARTIN OPERATING PARTNERSHIP L.P.




                          DATED AS OF NOVEMBER 1, 2002

                          AGREEMENT AND PLAN OF MERGER


         This AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of November 1, 2002, but effective as of the Effective Time (as defined in Section 1.2), between Martin L.P. Gas, Inc., a Texas corporation ("MLPG"), and Martin Operating Partnership L.P., a Delaware limited partnership (the "Partnership");

                                   WITNESSETH:

         WHEREAS, the Board of Directors of MLPG has determined that it is in the best interests of MLPG and its sole shareholder to effectuate a merger whereby MLPG will be merged with and into the Partnership with the Partnership being the surviving entity (the "Merger");

         WHEREAS, Martin Operating GP LLC, a Delaware limited liability company and the General Partner of the Partnership (the "General Partner"), has determined that it is in the best interests of the Partnership and its partners to effectuate the Merger;

         WHEREAS, the Board of Directors of MLPG and the sole member of the General Partner have each approved the Merger, upon the terms and subject to the conditions set forth in this Agreement; and

         NOW, THEREFORE, in consideration of the foregoing and of the covenants and agreements contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I
                                   THE MERGER

         Section 1.1 The Merger. Subject to the terms and conditions of this Agreement, and in accordance with the Texas Business Corporation Act (the "TBCA") and the Delaware Revised Uniform Limited Partnership Act (the "DRULPA"), at the Effective Time, MLPG shall be merged with and into the Partnership in accordance with this Agreement, and the separate corporate existence of MLPG shall thereupon cease. The Partnership shall continue as the surviving entity in the Merger (sometimes hereinafter referred to as the "Surviving Entity"), and all the properties, rights, privileges, powers and franchises of MLPG shall vest in the Surviving Entity without any transfer or assignment having occurred, and all debts, liabilities and duties of MLPG shall attach to the Surviving Entity, all in accordance with the TBCA and the DRULPA.

         Section 1.2 Filing Certificate of Merger; Effective Time. As soon as practicable following the satisfaction or, to the extent permitted by applicable law, waiver of the conditions set forth in Article IV, if this Agreement shall not have been terminated prior thereto as provided in Section 5.1, MLPG and the Partnership shall cause (i) articles of merger meeting the requirements of
Section 5.04 of the TBCA (the "Articles of Merger") and (ii) a certificate of merger meeting the requirements of Section 17-211 of the DRULPA (together with the Articles of Merger, the "Merger Filings") to be properly executed and filed in accordance with each such section. The Merger shall become effective at the later of (1) the time of filing of the Merger Filings with the Secretaries of State of the States of Texas and Delaware and (2) at 12:01 a.m. Eastern time on November 1, 2002 (the "Effective Time").

                                   ARTICLE II
                                SURVIVING ENTITY

         Section 2.1 Name of Surviving Entity. The name of the Surviving Entity shall be "Martin Operating Partnership L.P."

         Section 2.2 Certificate of Limited Partnership of Surviving Entity. The Certificate of Limited Partnership of the Partnership shall continue to be the Certificate of Limited Partnership of the Surviving Entity until amended as provided therein and under the DRULPA.

                                  ARTICLE III
                          CANCELLATION OF COMMON STOCK

         Section 3.1 Cancellation of Common Stock in the Merger. At the Effective Time, by virtue of the Merger and without any action on the part of MLPG or the sole shareholder of MLPG, (i) each issued and outstanding share of Common Stock shall be automatically cancelled, and (ii) each issued share, if any, held by MLPG as a treasury share shall be cancelled without receipt of any consideration therefor.

                                   ARTICLE IV
                              CONDITIONS PRECEDENT

         The respective obligation of each party to effect the Merger is subject to the satisfaction or waiver of the following conditions:

                  (a) None of the parties hereto shall be subject to any decree, order or injunction of a court of competent jurisdiction, U.S. or foreign, which prohibits the consummation of the Merger.

                  (b) Other than the filing of the Merger Filings provided for under Article I, all material consents, appeals, authorizations of, or filings or registrations with and notices to any governmental or regulatory authority required of MLPG and the Partnership or any of their subsidiaries to consummate the Merger and the other transactions contemplated hereby, shall have been made or obtained.

                  (c) Any consents required under instruments evidencing indebtedness and any consents required under any contracts to which MLPG or any subsidiary of MLPG is a party, shall have been obtained.

                                   ARTICLE V
                        TERMINATION, AMENDMENT AND WAIVER

         Section 5.1 Termination. This Agreement may be terminated at any time prior to the Effective Time by action of the Board of Directors of MLPG or the General Partner.

         Section 5.2 Effect of Termination. In the event of termination of this Agreement as provided in Section 5.1, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of MLPG or the Partnership.

         Section 5.3 Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

         Section 5.4 Waiver. At any time prior to the Effective Time, the parties may waive compliance by the other parties with any of the agreements contained in this Agreement, or may waive any of the conditions to consummation of the Merger contained in this Agreement. Any agreement on the part of a party to any such waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

                                   ARTICLE VI
                               GENERAL PROVISIONS

         Section 6.1 Assignment; Binding Effect; Benefit. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         Section 6.2 Entire Agreement. This Agreement and any documents delivered by the parties in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon any party hereto unless made in writing and signed by all parties hereto.

         Section 6.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its rules of conflict of laws.

         Section 6.4 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

         Section 6.5 Headings. Headings of the Articles and Sections of this Agreement are for the convenience of the parties only and shall be given no substantive or interpretative effect whatsoever.

         IN WITNESS WHEREOF, MLPG and the Partnership have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

                              MARTIN L.P. GAS, INC.


                              By:
                                 ----------------------------------------------
                                 Robert D. Bondurant
                                 Chief Financial Officer


                              MARTIN OPERATING PARTNERSHIP L.P.

                              By: Martin Operating GP LLC
                                  Its General Partner

                                  By: Martin Resource LLC
                                      Its Sole Member

                                      By: Martin Resource Management
                                          Corporation
                                          Its Sole Member


                                          By:
                                             ----------------------------------
                                             Robert D. Bondurant
                                             Chief Financial Officer

                                    EXHIBIT C

                             CONVEYANCE, ASSIGNMENT
                                AND BILL OF SALE


         Recording Requested by and When Recorded Return to: Baker Botts L.L.P., 2001 Ross Avenue, Dallas, Texas 75201, Attn: Chad D. Burkhardt.

                     CONVEYANCE, ASSIGNMENT AND BILL OF SALE

         This Conveyance, Assignment and Bill of Sale (this "Conveyance"), effective as of 12:01 A.M. Eastern Time on November 1, 2002 (the "Effective Date"), is from MARTIN GAS SALES LLC, a Texas limited liability company (herein called "Grantor"), and in favor of MARTIN OPERATING PARTNERSHIP L.P., whose mailing address is 4200 Stone Road, Kilgore Texas 75662 (herein called "Grantee").

                                    ARTICLE I
                          GRANTING AND HABENDUM CLAUSES

         1.1 GRANTING AND HABENDUM CLAUSES. For good and valuable consideration, the receipt and sufficiency of which Grantee hereby acknowledges, Grantor hereby contributes, conveys, assigns, transfers, delivers, and sets over unto Grantee, its successors and assigns, all right, title, interests and estate of Grantor in and to the following described property, to-wit:

         ALL OF THE ASSETS SET FORTH ON SCHEDULE A ATTACHED HERETO

The property described in this Section 1.1 shall be referred to herein collectively as the "Subject Property".

         TO HAVE AND TO HOLD the Subject Property, subject to the terms and conditions hereof, unto Grantee, its successors and assigns, forever.

                                   ARTICLE II
                      ENCUMBRANCES AND WARRANTY DISCLAIMERS

         2.1 PERMITTED ENCUMBRANCES. This Conveyance is made and accepted expressly subject to (a) all liens, charges, encumbrances, contracts, agreements, instruments, obligations, defects, restrictions, security interests, options or preferential rights to purchase, adverse claims, reservations, exceptions, easements, rights-of-way, conditions, leases, other matters affecting the Subject Property or to which it is subject; and (b) to all matters that a current on the ground survey or visual inspection would reflect.

         2.2 CONTRIBUTION AGREEMENT. This Conveyance is expressly made subject to the terms and conditions of that certain Contribution, Conveyance and Assumption Agreement dated as of October __, 2002, among Grantor, Grantee and the other parties thereto (the "Contribution Agreement"). All capitalized terms used herein shall have the meanings given to such terms in the Contribution Agreement, unless otherwise defined herein. Nothing contained in this

Conveyance shall in any way affect the provisions set forth in the Contribution Agreement nor shall this Conveyance expand or contract any rights or remedies under the Contribution Agreement. This Conveyance is intended only to effect the transfer of the Subject Property to Grantee as provided for in the Contribution Agreement and shall be governed entirely in accordance with the terms and conditions of the Contribution Agreement. In the event of a conflict between the terms of this Conveyance and the terms of the Contribution Agreement, the terms of the Contribution Agreement shall prevail.

         2.3 DISCLAIMER OF WARRANTIES; SUBROGATION. Except as expressly provided herein or in the Contribution Agreement, this Conveyance is made, and is accepted by Grantee, without warranty of title, express, implied or statutory, and without recourse, but with full substitution and subrogation of Grantee, and all persons claiming by, through, and under Grantee, to the extent assignable, in and to all covenants and warranties by the predecessors in title of Grantor and with full subrogation of all rights accruing under applicable statutes of limitation or prescription and all rights of action of warranty against all former owners of the Subject Property. Except as expressly provided herein or in the Contribution Agreement, any covenants implied by statute or by the use of the words "convey", "sell", "assign", "transfer", "deliver", or "set over" or any of them or any other words used in this Conveyance, are hereby expressly disclaimed, waived and negated.

                                   ARTICLE III
                                  MISCELLANEOUS

         3.1 FURTHER ASSURANCES. Grantor and Grantee agree to take all such further actions and to execute, acknowledge and deliver all such further documents that are necessary or useful in carrying out the purposes of this Conveyance. So long as authorized by applicable law so to do, Grantor agrees to execute, acknowledge and deliver to Grantee all such other additional instruments, notices, affidavits, deeds, conveyances, assignments and other documents and to do all such other and further acts and things as may be necessary or useful to more fully and effectively grant, bargain, assign, convey, transfer and deliver to Grantee the Subject Property conveyed hereby or intended so to be conveyed.

         3.2 SUCCESSORS AND ASSIGNS; NO THIRD PARTY BENEFICIARY. This Conveyance shall be binding upon, and shall and inure to the benefit of, Grantor and Grantee and their successors and assigns. The provisions of this Conveyance are not intended to and do not create rights in any other person or entity or confer upon any other person or entity any benefits, rights or remedies and no person or entity is or is intended to be a third party beneficiary of any of the provisions of this Conveyance.

         3.3 GOVERNING LAW. This Conveyance and the legal relations between the parties shall be governed by, and construed in accordance with, the laws of the State of Texas, excluding any conflict of law rule which would refer any issue to the laws of another jurisdiction, except when it is mandatory that the law of the jurisdiction wherein the Subject Property is located shall apply.

         3.4 HEADINGS; REFERENCES; DEFINED TERMS. All Section headings in this Conveyance are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words "hereof", "herein" and "hereunder" and words of similar import, when used in this Conveyance, shall refer to this Conveyance as a whole, including, without limitation, all Schedules and Exhibits attached hereto, and not to any particular provision of this Conveyance.

         3.5 COUNTERPARTS. This Conveyance may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto.

         3.6 SEVERABILITY. If any of the provisions of this Conveyance are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire agreement. Instead, this Conveyance shall be construed as if it did not contain the particular provision or provisions held to be invalid and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the parties as expressed in this Conveyance at the time of execution of this Conveyance.

         IN WITNESS WHEREOF, this Conveyance has been duly executed by the parties hereto on the dates of the acknowledgments set forth below, to be effective, however, as of the Effective Date.

                             GRANTOR:

                             MARTIN GAS SALES LLC,

                             By: Martin Resource LLC,
                                 Its sole member

                                 By: Martin Resource Management
                                     Corporation,
                                     Its sole member


                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


                             GRANTEE

                             MARTIN OPERATING PARTNERSHIP L.P.

                             By: Martin Operating GP LLC,
                                 Its general partner

                                 By: Martin Resource LLC,
                                     Its sole member

                                     By: Martin Resource Management Corporation,
                                         Its sole member

                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------

THE STATE OF TEXAS                  )
                                    )
COUNTY OF _________                 )


         This instrument was acknowledged before me on the ____ day of ___________, 2002, by ______________, ______________ of [.], on behalf of and in
[HIS/HER] capacity as __________ of [.].


                                            -----------------------------------
                                            NOTARY PUBLIC


My Commission Expires:

------------------------


THE STATE OF TEXAS                  )
                                    )
COUNTY OF _________                 )


         This instrument was acknowledged before me on the ____ day of ___________, 2002, by ______________, ______________ of [.], on behalf of and in
[HIS/HER] capacity as __________ of [.].


                                            -----------------------------------
                                            NOTARY PUBLIC


My Commission Expires:

------------------------

                                   SCHEDULE A

                                    EXHIBIT D

                             CONVEYANCE, ASSIGNMENT
                                AND BILL OF SALE


         Recording Requested by and When Recorded Return to: Baker Botts L.L.P., 2001 Ross Avenue, Dallas, Texas 75201, Attn: Chad D. Burkhardt.

                     CONVEYANCE, ASSIGNMENT AND BILL OF SALE

         This Conveyance, Assignment and Bill of Sale (this "Conveyance"), effective as of 12:01 A.M. Eastern Time on November 1, 2002 (the "Effective Date"), is from MIDSTREAM FUEL SERVICE LLC, an Alabama limited liability company (herein called "Grantor"), and in favor of MARTIN OPERATING PARTNERSHIP L.P., whose mailing address is 4200 Stone Road, Kilgore Texas 75662 (herein called "Grantee").

                                    ARTICLE I
                          GRANTING AND HABENDUM CLAUSES

         1.1 GRANTING AND HABENDUM CLAUSES. For good and valuable consideration, the receipt and sufficiency of which Grantee hereby acknowledges, Grantor hereby contributes, conveys, assigns, transfers, delivers, and sets over unto Grantee, its successors and assigns, all right, title, interests and estate of Grantor in and to the following described property, to-wit:

         ALL OF THE ASSETS SET FORTH ON SCHEDULE A ATTACHED HERETO

The property described in this Section 1.1 shall be referred to herein collectively as the "Subject Property".

         TO HAVE AND TO HOLD the Subject Property, subject to the terms and conditions hereof, unto Grantee, its successors and assigns, forever.

                                   ARTICLE II
                      ENCUMBRANCES AND WARRANTY DISCLAIMERS

         2.1 PERMITTED ENCUMBRANCES. This Conveyance is made and accepted expressly subject to (a) all liens, charges, encumbrances, contracts, agreements, instruments, obligations, defects, restrictions, security interests, options or preferential rights to purchase, adverse claims, reservations, exceptions, easements, rights-of-way, conditions, leases, other matters affecting the Subject Property or to which it is subject; and (b) to all matters that a current on the ground survey or visual inspection would reflect.

         2.2 CONTRIBUTION AGREEMENT. This Conveyance is expressly made subject to the terms and conditions of that certain Contribution, Conveyance and Assumption Agreement dated as of October __, 2002, among Grantor, Grantee and the other parties thereto (the "Contribution Agreement"). All capitalized terms used herein shall have the meanings given to such terms in the Contribution Agreement, unless otherwise defined herein. Nothing contained in this

Conveyance shall in any way affect the provisions set forth in the Contribution Agreement nor shall this Conveyance expand or contract any rights or remedies under the Contribution Agreement. This Conveyance is intended only to effect the transfer of the Subject Property to Grantee as provided for in the Contribution Agreement and shall be governed entirely in accordance with the terms and conditions of the Contribution Agreement. In the event of a conflict between the terms of this Conveyance and the terms of the Contribution Agreement, the terms of the Contribution Agreement shall prevail.

         2.3 DISCLAIMER OF WARRANTIES; SUBROGATION. Except as expressly provided herein or in the Contribution Agreement, this Conveyance is made, and is accepted by Grantee, without warranty of title, express, implied or statutory, and without recourse, but with full substitution and subrogation of Grantee, and all persons claiming by, through, and under Grantee, to the extent assignable, in and to all covenants and warranties by the predecessors in title of Grantor and with full subrogation of all rights accruing under applicable statutes of limitation or prescription and all rights of action of warranty against all former owners of the Subject Property. Except as expressly provided herein or in the Contribution Agreement, any covenants implied by statute or by the use of the words "convey", "sell", "assign", "transfer", "deliver", or "set over" or any of them or any other words used in this Conveyance, are hereby expressly disclaimed, waived and negated.

                                   ARTICLE III
                                  MISCELLANEOUS

         3.1 FURTHER ASSURANCES. Grantor and Grantee agree to take all such further actions and to execute, acknowledge and deliver all such further documents, including all bills of sales and other instruments as are required by the United States Department of Transportation or the United States Coast Guard to transfer any of the Subject Assets, that are necessary or useful in carrying out the purposes of this Conveyance. So long as authorized by applicable law so to do, Grantor agrees to execute, acknowledge and deliver to Grantee all such other additional instruments, notices, affidavits, deeds, conveyances, assignments and other documents and to do all such other and further acts and things as may be necessary or useful to more fully and effectively grant, bargain, assign, convey, transfer and deliver to Grantee the Subject Property conveyed hereby or intended so to be conveyed.

         3.2 SUCCESSORS AND ASSIGNS; NO THIRD PARTY BENEFICIARY. This Conveyance shall be binding upon, and shall and inure to the benefit of, Grantor and Grantee and their successors and assigns. The provisions of this Conveyance are not intended to and do not create rights in any other person or entity or confer upon any other person or entity any benefits, rights or remedies and no person or entity is or is intended to be a third party beneficiary of any of the provisions of this Conveyance.

         3.3 GOVERNING LAW. This Conveyance and the legal relations between the parties shall be governed by, and construed in accordance with, the laws of the State of Texas, excluding any conflict of law rule which would refer any issue to the laws of another jurisdiction, except when it is mandatory that the law of the jurisdiction wherein the Subject Property is located shall apply.

         3.4 HEADINGS; REFERENCES; DEFINED TERMS. All Section headings in this Conveyance are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words "hereof", "herein" and "hereunder" and words of similar import, when used in this Conveyance, shall refer to this Conveyance as a whole, including, without limitation, all Schedules and Exhibits attached hereto, and not to any particular provision of this Conveyance.

         3.5 COUNTERPARTS. This Conveyance may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto.

         3.6 SEVERABILITY. If any of the provisions of this Conveyance are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire agreement. Instead, this Conveyance shall be construed as if it did not contain the particular provision or provisions held to be invalid and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the parties as expressed in this Conveyance at the time of execution of this Conveyance.

         IN WITNESS WHEREOF, this Conveyance has been duly executed by the parties hereto on the dates of the acknowledgments set forth below, to be effective, however, as of the Effective Date.

                          GRANTOR:

                          MARTIN MIDSTREAM LLC,

                          By: Martin Resource Management Corporation,
                              Its sole member


                              By:
                                 ----------------------------------------------
                              Name:
                                   --------------------------------------------
                              Title:
                                    -------------------------------------------


                          GRANTEE

                          MARTIN OPERATING PARTNERSHIP L.P.

                          By: Martin Operating GP LLC,
                              Its general partner

                              By: Martin Resource LLC,
                                  Its sole member

                                  By: Martin Resource Management Corporation,
                                      Its sole member

                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

THE STATE OF TEXAS                  )
                                    )
COUNTY OF _________                 )


         This instrument was acknowledged before me on the ____ day of ___________, 2002, by ______________, ______________ of [.], on behalf of and in
[HIS/HER] capacity as __________ of [.].


                                       ----------------------------------------
                                       NOTARY PUBLIC


My Commission Expires:

------------------------


THE STATE OF TEXAS                  )
                                    )
COUNTY OF _________                 )


         This instrument was acknowledged before me on the ____ day of ___________, 2002, by ______________, ______________ of [.], on behalf of and in
[HIS/HER] capacity as __________ of [.].


                                       ----------------------------------------
                                       NOTARY PUBLIC


My Commission Expires:

------------------------

                                   SCHEDULE A

                                    EXHIBIT E

                          AGREEMENT AND PLAN OF MERGER


                                     BETWEEN

                              MARTIN GAS MARINE LLC

                                       AND

                        MARTIN OPERATING PARTNERSHIP L.P.



                          DATED AS OF NOVEMBER 1, 2002

                          AGREEMENT AND PLAN OF MERGER


         This AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of November __, 2002, but effective as of the Effective Time (as defined in Section 1.2), between Martin Gas Marine LLC, a Texas limited liability company ("Marine"), and Martin Operating Partnership L.P., a Delaware limited partnership (the "Partnership");

                                   WITNESSETH:

         WHEREAS, the sole member of Marine has determined that it is in the best interests of Marine sole member to effectuate a merger whereby Marine will be merged with and into the Partnership with the Partnership being the surviving entity (the "Merger");

         WHEREAS, Martin Operating GP LLC, a Delaware limited liability company and the General Partner of the Partnership (the "General Partner"), has determined that it is in the best interests of the Partnership and its partners to effectuate the Merger;

         WHEREAS, the sole member of Marine and the sole member of the General Partner have each approved the Merger, upon the terms and subject to the conditions set forth in this Agreement; and

         NOW, THEREFORE, in consideration of the foregoing and of the covenants and agreements contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                  ARTICLE VII
                                   THE MERGER

         Section 1.1 The Merger. Subject to the terms and conditions of this Agreement, and in accordance with the Texas Limited Liability Company Act (the "TLLCA") and the Delaware Revised Uniform Limited Partnership Act (the "DRULPA"), at the Effective Time, Marine shall be merged with and into the Partnership in accordance with this Agreement, and the separate corporate existence of Marine shall thereupon cease. The Partnership shall continue as the surviving entity in the Merger (sometimes hereinafter referred to as the "Surviving Entity"), and all the properties, rights, privileges, powers and franchises of Marine shall vest in the Surviving Entity without any transfer or assignment having occurred, and all debts, liabilities and duties of Marine shall attach to the Surviving Entity, all in accordance with the TBCA and the DRULPA.

         Section 1.2 Filing Certificate of Merger; Effective Time. As soon as practicable following the satisfaction or, to the extent permitted by applicable law, waiver of the conditions set forth in Article IV, if this Agreement shall not have been terminated prior thereto as provided in Section 5.1, Marine and the Partnership shall cause (i) articles of merger meeting the requirements of the TLLCA (the "Articles of Merger") and (ii) a certificate of merger meeting the requirements of Section 17-211 of the DRULPA (together with the Articles of Merger, the "Merger Filings") to be properly executed and filed in accordance with each such section. The

Merger shall become effective at the later of (1) the time of filing of the Merger Filings with the Secretaries of State of the States of Texas and Delaware and (2) at 12:01 a.m. Eastern time on November __, 2002 (the "Effective Time").

                                   ARTICLE II
                                SURVIVING ENTITY

         Section 2.1 Name of Surviving Entity. The name of the Surviving Entity shall be "Martin Operating Partnership L.P."

         Section 2.2 Certificate of Limited Partnership of Surviving Entity. The Certificate of Limited Partnership of the Partnership shall continue to be the Certificate of Limited Partnership of the Surviving Entity until amended as provided therein and under the DRULPA.

                                  ARTICLE III
                          CANCELLATION OF COMMON STOCK

         Section 3.1 Cancellation of Membership Interests in the Merger. At the Effective Time, by virtue of the Merger and without any action on the part of Marine or the sole member of Marine, all outstanding membership interests in Marine shall be automatically cancelled.

                                   ARTICLE IV
                              CONDITIONS PRECEDENT

         The respective obligation of each party to effect the Merger is subject to the satisfaction or waiver of the following conditions:

                  (a) None of the parties hereto shall be subject to any decree, order or injunction of a court of competent jurisdiction, U.S. or foreign, which prohibits the consummation of the Merger.

                  (b) Other than the filing of the Merger Filings provided for under Article I, all material consents, appeals, authorizations of, or filings or registrations with and notices to any governmental or regulatory authority required of Marine and the Partnership or any of their subsidiaries to consummate the Merger and the other transactions contemplated hereby, shall have been made or obtained.

                  (c) Any consents required under instruments evidencing indebtedness and any consents required under any contracts to which Marine or any subsidiary of Marine is a party, shall have been obtained.

                                   ARTICLE V
                        TERMINATION, AMENDMENT AND WAIVER

         Section 5.1 Termination. This Agreement may be terminated at any time prior to the Effective Time by action of the sole member of Marine or the General Partner.

         Section 5.2 Effect of Termination. In the event of termination of this Agreement as provided in Section 5.1, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of Marine or the Partnership.

         Section 5.3 Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

         Section 5.4 Waiver. At any time prior to the Effective Time, the parties may waive compliance by the other parties with any of the agreements contained in this Agreement, or may waive any of the conditions to consummation of the Merger contained in this Agreement. Any agreement on the part of a party to any such waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

                                   ARTICLE VI
                               GENERAL PROVISIONS

         Section 6.1 Assignment; Binding Effect; Benefit. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         Section 6.2 Entire Agreement. This Agreement and any documents delivered by the parties in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon any party hereto unless made in writing and signed by all parties hereto.

         Section 6.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its rules of conflict of laws.

         Section 6.4 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

         Section 6.5 Headings. Headings of the Articles and Sections of this Agreement are for the convenience of the parties only and shall be given no substantive or interpretative effect whatsoever.

         IN WITNESS WHEREOF, Marine and the Partnership have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

                          MARTIN GAS MARINE LLC

                          By: Martin Operating Partnership L.P.
                              Its Sole member

                              By: Martin Operating GP LLC
                                  Its General Partner

                                  By: Martin Midstream Partnership L.P.,
                                      Its Sole Member

                                      By: Martin Midstream GP LLC

                                          By:
                                             ----------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------


                              MARTIN OPERATING PARTNERSHIP L.P.

                              By: Martin Operating GP LLC
                                  Its General Partner

                                  By: Martin Midstream Partnership L.P.,
                                      Its Sole Member

                                      By: Martin Midstream GP LLC

                                          By:
                                             ----------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------

                                  SCHEDULE 3.1


                       DESCRIPTION OF ASSUMED INDEBTEDNESS

1. $17,700,000 of the Indebtedness outstanding under that certain Amended and Restated Credit Agreement dated April 16, 2001, by and among Martin Resource Management Corporation ("Martin Resource"), certain subsidiaries of Martin Resource, the lenders from time to time party thereto and JP Morgan Chase Bank, as administrative agent for the lenders.

2. Term loan, in the original principal amount of $25,000,000, pursuant to that certain Credit Agreement dated April 16, 2001, by and among Martin Resource, certain subsidiaries of Martin Resource and General Electric Capital Corporation, for Itself and as Agent for Certain Participants.

3. Senior subordinated notes due December 15, 2006, in an aggregate principal amount of $30,000,000, issued by Martin Resource to J.P. Morgan Partners (SBIC), LLC pursuant to a Senior Subordinated Note Purchase Agreement dated as of December 16, 1998.

4. Promissory note by Martin Gas Marine, Inc. ("MGM") dated September 25, 1997 in favor of U.S. Bancorp Equipment Finance, Inc. (f/k/a U.S. Bancorp Leasing & Financial) ("U.S. Bancorp") in the original principal amount of $12,000,000.

5. Indebtedness of MGM under the (i) Amended and Restated Schedule No. 002 to Master Charter Agreement, dated December 30, 1997, between MGM and U.S. Bancorp, requiring 120 monthly payments, which currently are $20,849.93 and increase to $25,483.25 beginning with the 61st payment and (ii) Amended and Restated Schedule No. 003 to Master Charter Agreement, dated December 30, 1997, between MGM and U.S. Bancorp, requiring 120 monthly payments, which currently are $20,849.93 and increase to $25,483.25 beginning with the 61st payment.